Exhibit 21.1

FORTRESS INVESTMENT GROUP LLC SUBSIDIARIES

Subsidiary	Jurisdiction of Incorporation/Organization
FIG Corp	Delaware
FIG Asset Co. LLC	Delaware
Fortress Operating Entity I LP	Delaware
Principal Holdings I LP	Delaware
Fortress Investment Holdings II LLC	Delaware
FIG Partners Pool (A) LLC	Delaware
FIG Partners Pool (P2) LLC	Delaware
Fortress Principal Investment Holdings LLC	Delaware
FIG LLC	Delaware
Fortress Canada Management Trust	Delaware
Fortress Canada Investment Corp.	Canada
Fortress Principal Investment Holdings IV LLC	Delaware
Drawbridge Special Opportunities GP LLC	Delaware
Fortress Partners GP LLC	Delaware
Fortress Partners Advisors LLC	Delaware
Drawbridge Real Assets GP LLC	Delaware
Drawbridge LDVF Patent GP LLC	Delaware
Drawbridge Long Dated Value III GP LLC	Delaware
FCO Fund GP LLC	Delaware
Fortress Investment Group Germany GmbH	Germany
Fortress Drive Asset Manager LLC	Delaware
FIG Italia S.r.l.	Italy
Fortress Investment Group (Australia) Pty. Ltd.	Australia
Fortress Germany Asset Management GmbH	Germany
FIG HCRS LLC	Delaware
DBSO Japan Holdings LLC	Delaware
Fortress Real Estate (Asia) GK f/k/a Fortress Investment Group Asia GK f/k/a Fortress Asia Realty GK	Japan
Fortress CDO Advisors LLC	Delaware
Fortress Investment Group (UK) Ltd.	England and Wales
Drawbridge (UK) LLP	England and Wales
Fortress Investment Group (Hong Kong) LLC	Delaware
Fortress Credit Corp.	Delaware
Fortress Realty Management GP LLC	Delaware
Drawbridge (Suisse) S.a.r.l	Switzerland
Fortress Fund MM LLC	Delaware
Fortress Fund MM II LLC	Delaware
FIG Advisors LLC	Delaware
Fortress Credit Opportunities Advisors LLC	Delaware
Drawbridge Special Opportunities Advisors LLC	Delaware
Drawbridge Global Macro Advisors LLC	Delaware
Drawbridge Long Dated Value Advisors LLC	Delaware
Drawbridge Real Assets Advisors LLC	Delaware
KDC I LLC	Delaware
KDC SM Corp.	Delaware
Drawbridge LDVF Patent Advisors LLC	Delaware
Fortress Fund IV GP Holdings Ltd.	Cayman Islands

Subsidiary	Jurisdiction of Incorporation/Organization
Fortress Fund IV GP L.P.	Cayman Islands
RIC Coinvestment Fund GP LLC	Delaware
Fortress IW Coinvestment Fund GP Holdings Ltd.	Cayman Islands
Fortress IW Coinvestment Fund GP L.P.	Cayman Islands
Fortress Fund V GP Holdings Ltd.	Cayman Islands
Fortress Fund V GP L.P.	Cayman Islands
Fortress Principal Investment Group LLC	Delaware
FRID GP Holdings Ltd.	Cayman Islands
Fortress Residential Investment Deutschland GP L.P.	Cayman Islands
Fortress Investment Fund GP (Holdings) LLC	Delaware
Fortress Fund III GP LLC	Delaware
Fortress Partners Offshore Master GP LLC	Delaware
Drawbridge Long Dated Value GP LLC	Delaware
Drawbridge Long Dated Value II GP LLC	Delaware
Drawbridge Global Macro GP LLC	Delaware
Fortress Oldcastle S.L.P. LLC	Delaware
FIG Promote Holdings LLC	Delaware
Fortress Commodities GP Ltd.	Cayman Islands
Fortress (GAGACQ) Cayman Ltd.	Cayman Islands
DBGM Associates LLC	Delaware
Fortress Holiday Investment Fund GP LLC	Delaware
Fortress Fund V GP (BCF) Holdings Ltd.	Cayman Islands
Fortress Fund V GP (BCF) L.P.	Cayman Islands
Fortress Florida Coinvestment Fund GP LLC	Delaware
Fortress Mortgage Opportunities Associates LLC	Delaware
FIG China Holdings LLC	Delaware
Fortress Asia Realty Management LLC	Delaware
Fortress Mortgage Opportunities Advisors LLC	Delaware
FIG (Mauritius) LLC	Delaware
Fortress Asia Realty Holdings LLC	Delaware
Fortress Capital Formation LLC f/k/a Fortress Securities LLC	Delaware
Drawbridge Special Opportunities Offshore GP LLC	Delaware
Hybrid GP Holdings LLC	Delaware
DBGM Onshore GP LLC	Delaware
FIG HK (HongKong) Limited	Hong Kong
FCO MA GP LLC	Delaware
Fortress Credit Opportunities MA Advisors LLC	Delaware
Fox Lake Pharma MM LLC	Delaware
FPM Deutschland GmbH	Germany
Fortress Investment Consulting (Shanghai) Co. Ltd	China
Fortress Asia Realty GP LLC	Delaware
Fortress IW Coinvestment Fund (B,C,G) L.P.	Cayman Islands
Fortress Fund IV (B,C,F,G) L.P.	Cayman Islands
Fortress Macro Advisors LLC	Delaware
Fortress Macro GP LLC	Delaware

Subsidiary	Jurisdiction of Incorporation/Organization
Fortress Macro Master GP LLC	Delaware
Fortress Japan Opportunity Domestic GP LLC	Delaware
Fortress Japan Opportunity Management LLC	Delaware
Fortress Japan Opportunity GP LLC	Delaware
Fortress VRF Advisors I LLC	Delaware
Fortress VRF I LLC	Delaware
Yama Holdings I LLC	Delaware
Yama Holdings II LLC	Delaware
FCO Fund II GP LLC	Delaware
Fortress Commodities MA I GP LLC	Delaware
FM Falstaff Advisors LLC	Delaware
Fortress Net Lease Advisors LLC	Delaware
Kawa Holdings I LLC	Delaware
Kawa Holdings II LLC	Delaware
Fortress Finance Co LLC	Delaware
Fortress Special Opportunities I GP LLC	Delaware
Fortress Special Opportunities Advisors LLC	Delaware
Fortress Asset Management GP LLC	Delaware
Fortress Asset Management LLC	Delaware
Tani Holdings I LLC	Delaware
Tani Holdings II LLC	Delaware
Tatsu Holdings I LLC	Delaware
Tatsu Holdings II LLC	Delaware
Fortress Global Opportunities (YEN) Advisors LLC (f/k/a Fortress Credit Opportunities (YEN) Advisors LLC)	Delaware
FGO (YEN) GP LLC (f/k/a FCO YEN GP LLC)	Delaware
Fortress Credit Opportunity MA II Advisors LLC (f/ka FCO MA II Advisors LLC)	Delaware
FCO MA LSS Advisors LLC	Delaware
Fortress Investment Group (Singapore) Pte. Ltd.	Singapore
PE Advisors LLC	Delaware
Kiro Holdings I LLC	Delaware
Kiro Holdings II LLC	Delaware
Kuro Holdings I LLC	Delaware
Kuro Holdings II LLC	Delaware
Mizu Holdings I LLC	Delaware
Mizu Holdings II LLC	Delaware
Midori Holdings I LLC	Delaware
Midori Holdings II LLC	Delaware
Shiro Holdings I LLC	Delaware
Shiro Holdings II LLC	Delaware
Yuki Holdings I LLC	Delaware
Yuki Holdings II LLC	Delaware
FCO MA II GP LLC	Delaware
FCO MA LSS GP LLC	Delaware
Logan Circle Partners GP LLC	Delaware
Logan Circle Partners L.P.	Delaware
FG GK Holdings LLC	Delaware

Subsidiary	Jurisdiction of Incorporation/Organization
Global Portfolio Advisors LLC	Delaware
Fortress Value Recovery Advisors II LLC	Delaware
Fortress Credit Opportunities MA Maple Leaf Advisors LLC	Delaware
Fortress Life Settlement Advisors LLC	Delaware
FLS Fund GP LLC	Delaware
Fortress Asia Macro Advisors LLC	Delaware
Fortress Asia Macro GP LLC	Delaware
Lima Investor LLC	Delaware
Lima MM LLC	Delaware
FIG AMC (UK) Limited	Delaware
FCO MA Maple Leaf GP LLC	Delaware
Lima Holdings LLC	Delaware
BC Holdings GP Ltd.	Cayman Islands
Fortress Global Investment Holdings LLC	Delaware
Aulos Holdings I LLC	Delaware
Aulos Holdings II LLC	Delaware
Rhodia Holdings I LLC	Delaware
Rhodia Holdings II LLC	Delaware
Calliope Holdings I LLC	Delaware
Calliope Holdings II LLC	Delaware
Volga Holdings I LLC	Delaware
Volga Holdings II LLC	Delaware
Trebbia Holdings I LLC	Delaware
Trebbia Holdings II LLC	Delaware
Arno Holdings I LLC	Delaware
Arno Holdings II LLC	Delaware
Fortress Credit Opportunities MA III Advisors LLC	Delaware
Fortress Credit Advisors LLC	Delaware
Fortress Liquid Markets Advisors LLC	Delaware
Fortress Real Estate Opportunities Advisors LLC	Delaware
Fortress Power Assets Advisors LLC	Delaware
FIG Transportation Fund Management LLC	Delaware
Fortress Investment Group Korea Inc.	Korea
Fortress Worldwide Transportation and Infrastructure Master GP LLC	Delaware
Fortress Worldwide Transportation and Infrastructure GP LLC	Delaware
FRO REOC Advisors LLC	Delaware
Fortress MA Macro 1 GP LLC	Delaware
Residential Asset Administration LLC	Delaware
Fortress China Senior Care GP Ltd.	Cayman Islands
Fortress China Senior Care Advisors Ltd.	Cayman Islands
Como Holdings I LLC	Delaware
Como Holdings II LLC	Delaware
Garda Holdings I LLC	Delaware
Garda Holdings II LLC	Delaware
Lugano Holdings I LLC	Delaware
Lugano Holdings II LLC	Delaware

Subsidiary	Jurisdiction of Incorporation/Organization
Primus Hedging Services LLC	Delaware
Fortress Japan Opportunity GP LLC	Delaware
Fortress Net Lease GP LLC	Delaware
FCO Fund III GP LLC	Delaware
FRO Fund GP LLC	Delaware
FPA Fund GP LLC	Delaware
Fortress Japan Opportunity II GP LLC	Delaware
FRO REOC Fund GP LLC	Delaware
Fortress Credit Opportunities III Advisors LLC	Delaware
Fortress Convex Asia GP LLC	Delaware
Fortress Convex Asia Advisors LLC	Delaware
Fortress Mortgage Portfolio Strategies Advisors LLC	Delaware
Hybrid GP Holdings II LLC	Delaware
FCO MA Centre Advisors LLC	Delaware
FCO MA Centre GP LLC	Delaware
FCO MA SC Advisors LLC	Delaware
FCO MA SUP Advisors LLC	Delaware
FCO MA SUP GP LLC	Delaware
Maru Holdings I LLC	Delaware
Maru Holdings II LLC	Delaware
Shima Holdings I LLC	Delaware
Shima Holdings II LLC	Delaware
Nami Holdings I LLC	Delaware
Nami Holdings II LLC	Delaware
Hana Holdings I LLC	Delaware
Hana Holdings II LLC	Delaware
FCO MA III Advisors LLC	Delaware
FCO MA III GP LLC	Delaware
Fortress MSR Opportunities Fund 1 A GP LLC	Delaware
Fortress MSR Opportunities Fund 1 B GP LLC	Delaware
Fortress MSR Opportunities Fund Management LLC	Delaware
Fortress China Holdco Limited	Cayman Islands
Fortress China Home Health Holdco Ltd.	Cayman Islands
Fortress China Senior Care Management Ltd.	Cayman Islands
FOE II (New) LP	Delaware
FHC (DE) LLC	Delaware
Pisa Holdings I LLC	Delaware
Pisa Holdings II LLC	Delaware
Vicenza Holdings I LLC	Delaware
Vicenza Holdings II LLC	Delaware
Treviso Holdings I LLC	Delaware
Treviso Holdings II LLC	Delaware
Padova Holdings I LLC	Delaware
Padova Holdings II LLC	Delaware
FYT Equity Holdings Limited	Cayman Islands
FIG (Israel) LLC	Delaware

Subsidiary	Jurisdiction of Incorporation/Organization
Sora 2 Holdings I LLC	Delaware
Sora 2 Holdings II LLC	Delaware
Fortress Asia Opportunity GP LLC	Delaware
Fund I Liquidating MM LLC	Delaware
Fortress MSR Opportunities Fund II Management LLC	Delaware
Fortress MSR Opportunities Fund II A GP LLC	Delaware
AMRESCO Holding MM LLC	Delaware
Munia Holdings I LLC	Delaware
Rayo Holdings I LLC	Delaware
Altus Holdings I LLC	Delaware
Aneto Holdings I LLC	Delaware
Aneto Holdings II LLC	Delaware
Moncayo Holdings I LLC	Delaware
Moncayo Holdings II LLC	Delaware
Aranda Holdings I LLC	Delaware
Aranda Holdings II LLC	Delaware
FIG Infrastructure Partners Management LLC	Delaware
Fortress Infrastructure Partners GP LLC	Delaware
Fortress MSR Opportunities MA I GP LLC	Delaware
Fortress MSR Opportunities MA I Management LLC	Delaware
Fortress MSR Opportunities Fund II B GP LLC	Delaware
Fortress Macro GP Holdings LLC	Delaware
FDCI LLC	Delaware
Fortress Japan Income Management LLC	Delaware
Fortress Japan Income Fund GP LLC	Delaware
Fortress Investment Group (Spain). S.L.	Spain
Fortress Credit Investments (Ireland) Limited	Ireland
FDCI II LLC	Delaware
Fortress Italian NPL Opportunities Fund Advisors LLC	Delaware
Fortress Italian NPL Opportunities Fund GP LLC	Delaware
Fortress (Dubai) Transportation & Infrastructure Advisors Ltd.	UAE
Fortress Italian NPL Opportunities GP (BCD) LLC	Delaware
Fortress Infrastructure Partners GP (BC) LLC	Delaware
FRO Fund II GP LLC	Delaware
Principal Holdings Subsidiary 1 Ltd.	Cayman Islands
FRO REOC Fund II GP LLC	Delaware
Fortress Equity Partners GP, LLC	Delaware
Graticule Asset Management Asia General Partner (Cayman) Ltd.	Cayman Islands
Graticule Asset Management Asia General Partner L.P.	Cayman Islands
Graticule Asset Management Asia General Partner GP (Cayman) Ltd.	Cayman Islands
Graticule Asset Management Asia General Partner L.P.	Cayman Islands
Fortress Centaurus Global GP LLC	Delaware
Fortress Italian NPL Opportunities Fund GP (D) Ltd.	Cayman Islands
FICC Advisors LLC	Delaware
Fortress IFC Asian Investments Management LLC	Delaware
Fortress Credit Opportunities IV Advisors LLC	Delaware

Subsidiary	Jurisdiction of Incorporation/Organization
Fortress Global Equity GP LLC	Delaware
Fortress Global Equity Advisors LLC	Delaware
Lycia Holdings I LLC	Delaware
Arcadia Holdings I LLC	Delaware
Dacia Holdings I LLC	Delaware
Epirus Holdings I LLC	Delaware
Fortress Centaurus Global Advisors LLC	Delaware
Fortress Operating Entity I Subsidiary LLC	Delaware
Kawanishi Holdings I LLC	Delaware
Logan Circle Partners High Yield Fixed Income Fund, L.P.	Delaware